Exhibit (s)

NEXPOINT REAL ESTATE STRATEGIES FUND

NEXPOINT DISCOUNT YIELD FUND

NEXPOINT ENERGY OPPORTUNITIES FUND

NEXPOINT HEALTHCARE OPPORTUNITIES FUND

NEXPOINT LATIN AMERICAN OPPORTUNITIES FUND

NEXPOINT DISTRESSED STRATEGIES FUND

NEXPOINT MERGER ARBITRAGE FUND

POWER OF ATTORNEY

NexPoint Real Estate Strategies Fund, NexPoint Discount Yield Fund, NexPoint Energy Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Distressed Strategies Fund, and NexPoint Merger Arbitrage Fund (collectively, the “Trusts”) and the undersigned Trustee constitutes and appoints each of James Dondero, Brian Mitts and Frank Waterhouse (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of any Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Form N-2A under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trusts, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, each Trust has caused this Power of Attorney to be executed in its name by its President and Principal Executive Officer; Vice President, Chief Financial Officer and Principal Financial and Accounting Officer; and attested by its Treasurer, and the undersigned Trustee has hereunto set his hand this 22th day of March 2016.

/s/ James Dondero	/s/ Brian Mitts
James Dondero	Brian Mitts
President and Principal Executive Officer	Vice President, Chief Financial Officer, Principal Financial and Accounting Officer

ATTEST

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer

TRUSTEE:

/s/ Dr. Bob Froehlich
Dr. Bob Froehlich

Exhibit (s)

NEXPOINT REAL ESTATE STRATEGIES FUND

NEXPOINT DISCOUNT YIELD FUND

NEXPOINT ENERGY OPPORTUNITIES FUND

NEXPOINT HEALTHCARE OPPORTUNITIES FUND

NEXPOINT LATIN AMERICAN OPPORTUNITIES FUND

NEXPOINT DISTRESSED STRATEGIES FUND

NEXPOINT MERGER ARBITRAGE FUND

POWER OF ATTORNEY

NexPoint Real Estate Strategies Fund, NexPoint Discount Yield Fund, NexPoint Energy Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Distressed Strategies Fund, and NexPoint Merger Arbitrage Fund (collectively, the “Trusts”) and the undersigned Trustee constitutes and appoints each of James Dondero, Brian Mitts and Frank Waterhouse (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of any Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Form N-2A under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trusts, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, each Trust has caused this Power of Attorney to be executed in its name by its President and Principal Executive Officer; Vice President, Chief Financial Officer and Principal Financial and Accounting Officer; and attested by its Treasurer, and the undersigned Trustee has hereunto set his hand this 22th day of March 2016.

/s/ James Dondero	/s/ Brian Mitts
James Dondero	Brian Mitts
President and Principal Executive Officer	Vice President, Chief Financial Officer, Principal Financial and Accounting Officer

ATTEST

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer

TRUSTEE:

/s/ John W. Honis
John W. Honis

Exhibit (s)

NEXPOINT REAL ESTATE STRATEGIES FUND

NEXPOINT DISCOUNT YIELD FUND

NEXPOINT ENERGY OPPORTUNITIES FUND

NEXPOINT HEALTHCARE OPPORTUNITIES FUND

NEXPOINT LATIN AMERICAN OPPORTUNITIES FUND

NEXPOINT DISTRESSED STRATEGIES FUND

NEXPOINT MERGER ARBITRAGE FUND

POWER OF ATTORNEY

NexPoint Real Estate Strategies Fund, NexPoint Discount Yield Fund, NexPoint Energy Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Distressed Strategies Fund, and NexPoint Merger Arbitrage Fund (collectively, the “Trusts”) and the undersigned Trustee constitutes and appoints each of James Dondero, Brian Mitts and Frank Waterhouse (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of any Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Form N-2A under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trusts, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, each Trust has caused this Power of Attorney to be executed in its name by its President and Principal Executive Officer; Vice President, Chief Financial Officer and Principal Financial and Accounting Officer; and attested by its Treasurer, and the undersigned Trustee has hereunto set his hand this 22th day of March 2016.

/s/ James Dondero	/s/ Brian Mitts
James Dondero	Brian Mitts
President and Principal Executive Officer	Vice President, Chief Financial Officer, Principal Financial and Accounting Officer

ATTEST

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer

TRUSTEE:

/s/ Timothy K. Hui
Timothy K. Hui

Exhibit (s)

NEXPOINT REAL ESTATE STRATEGIES FUND

NEXPOINT DISCOUNT YIELD FUND

NEXPOINT ENERGY OPPORTUNITIES FUND

NEXPOINT HEALTHCARE OPPORTUNITIES FUND

NEXPOINT LATIN AMERICAN OPPORTUNITIES FUND

NEXPOINT DISTRESSED STRATEGIES FUND

NEXPOINT MERGER ARBITRAGE FUND

POWER OF ATTORNEY

NexPoint Real Estate Strategies Fund, NexPoint Discount Yield Fund, NexPoint Energy Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Distressed Strategies Fund, and NexPoint Merger Arbitrage Fund (collectively, the “Trusts”) and the undersigned Trustee constitutes and appoints each of James Dondero, Brian Mitts and Frank Waterhouse (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of any Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Form N-2A under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trusts, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, each Trust has caused this Power of Attorney to be executed in its name by its President and Principal Executive Officer; Vice President, Chief Financial Officer and Principal Financial and Accounting Officer; and attested by its Treasurer, and the undersigned Trustee has hereunto set his hand this 22th day of March 2016.

/s/ James Dondero	/s/ Brian Mitts
James Dondero	Brian Mitts
President and Principal Executive Officer	Vice President, Chief Financial Officer, Principal Financial and Accounting Officer

ATTEST

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer

TRUSTEE:

/s/ Ethan Powell
Ethan Powell

Exhibit (s)

NEXPOINT REAL ESTATE STRATEGIES FUND

NEXPOINT DISCOUNT YIELD FUND

NEXPOINT ENERGY OPPORTUNITIES FUND

NEXPOINT HEALTHCARE OPPORTUNITIES FUND

NEXPOINT LATIN AMERICAN OPPORTUNITIES FUND

NEXPOINT DISTRESSED STRATEGIES FUND

NEXPOINT MERGER ARBITRAGE FUND

POWER OF ATTORNEY

NexPoint Real Estate Strategies Fund, NexPoint Discount Yield Fund, NexPoint Energy Opportunities Fund, NexPoint Healthcare Opportunities Fund, NexPoint Latin American Opportunities Fund, NexPoint Distressed Strategies Fund, and NexPoint Merger Arbitrage Fund (collectively, the “Trusts”) and the undersigned Trustee constitutes and appoints each of James Dondero, Brian Mitts and Frank Waterhouse (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and on his behalf and in his place and stead in any and all the capacities to make, execute and sign on behalf of any Trust the registration statement of the Trust and any and all amendments and supplements to the registration statement on Form N-2A under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended; and to file any of the foregoing and any and all exhibits and other documents requisite in connection therewith with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the Trusts, granting unto said attorneys and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as to the undersigned officers and Trustee themselves might or could do.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

IN WITNESS WHEREOF, each Trust has caused this Power of Attorney to be executed in its name by its President and Principal Executive Officer; Vice President, Chief Financial Officer and Principal Financial and Accounting Officer; and attested by its Treasurer, and the undersigned Trustee has hereunto set his hand this 22th day of March 2016.

/s/ James Dondero	/s/ Brian Mitts
James Dondero	Brian Mitts
President and Principal Executive Officer	Vice President, Chief Financial Officer, Principal Financial and Accounting Officer

ATTEST

/s/ Frank Waterhouse
Frank Waterhouse
Treasurer

TRUSTEE:

/s/ Bryan A. Ward
Bryan A. Ward